UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                     FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934

                                    MAY 8, 1996
                (Date of Report -- Date of Earliest Event Reported)


                          Commission File Number 0-25812


                                    PSINET INC.
              (Exact name of Registrant as specified in its charter)


                   New York                            16-1353600
         (State or other jurisdiction of            (I.R.S. Employer
                incorporation)                     Identification No.)


        510 Huntmar Park Drive, Herndon, VA                 22070
      (Address of principal executive offices)            (Zip Code)


                                  (703) 904-4100
               (Registrant's telephone number, including area code)

                                  Not Applicable
        (Former name or former address, if changed since last report date)

                          Exhibit Index Appears on Page 4





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ITEM 5.     OTHER EVENTS.

            On May 15, 1996, PSINet Inc. ("PSINet") announced it had adopted a Shareholder Rights Plan pursuant to which preferred stock purchase rights will be distributed to shareholders as a dividend on June 5, 1996, or as soon as reasonably practicable thereafter, at the rate of one Right for each share of Common Stock held of record as of the close of business on June 5, 1996. The Plan was adopted to enable the Board of Directors to protect PSINet against any takeover attempt that the Board considers abusive and not in the best interests of shareholders.

            Each Right, when exercisable, will entitle shareholders to buy one one-thousandth of a share of a newly created Series A Junior Participating Preferred Stock of PSINet at an exercise price of $75 per Right. Under certain circumstances the Rights would entitle holders thereof to acquire securities of PSINet or another person with a market value equal to twice the value of the exercise price. Subject to certain exceptions, the Rights will be exercisable ten days after a person or group (except for certain excluded persons) acquires beneficial ownership of 20% or more of PSINet's outstanding Common Stock or commences a tender or exchange offer upon consummation of which such person or group would beneficially own 20% or more of PSINet's outstanding Common Stock. The Rights will be redeemable by the Board at any time prior to the time a person or group acquires 20% or more of PSINet's outstanding Common Stock and under certain other circumstances at a redemption price of $.01 per Right.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (c)  Exhibits.

            4.1 Rights Agreement, dated as of May 8, 1996, between PSINet Inc. and First Chicago Trust Company of New York, as Rights Agent, which includes as Exhibit A -- Certificate of Amendment; Exhibit B -- Form of Rights Certificate; and Exhibit C -- Summary of Rights to Purchase Shares of Preferred Stock.

            99.1 Press release dated May 15, 1996.

                                    PSINET INC.
                                     FORM 8-K

                                    SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PSINET INC.


Dated: June 3, 1996                      By:  /s/ David N. Kunkel

                                              David N. Kunkel
                                              Vice President, General Counsel
                                              and Secretary

                                   EXHIBIT INDEX


                                                     Sequentially
                                                     Numbered
Exhibit No.            Description                   Page

  4.1          Rights Agreement, dated as of        Incorporated by reference
               May 8, 1996, between PSINet Inc.     from Exhibit 1 to PSINet's
               and First Chicago Trust Company      Registration Statement on
               of New York, as Rights Agent,        Form 8-A dated June 3, 1996
               which includes as Exhibit A --
               Certificate of Amendment;
               Exhibit B -- Form of Rights
               Certificate; and Exhibit C --
               Summary of Rights to Purchase
               Shares of Preferred Stock.

  99.1         Press Release dated May 15,           Filed herewith
               1996.